UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 6, 2007 (Date of earliest event reported)
WASHINGTON GROUP INTERNATIONAL, INC. (Exact name of Registrant as specified in its charter)
DELAWARE (State or other jurisdiction of incorporation)	1-12054 (Commission File Number)	33-0565601 (IRS Employer Identification No.)

720 PARK BOULEVARD BOISE, IDAHO 83712 (Address of principal executive offices, including zip code)

208 / 386-5000 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2007, Washington Group International, Inc. issued a news release announcing its financial results for the second quarter of 2007. A copy of this news release is furnished herewith as Exhibit 99.1

This information, including exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Change Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Washington Group International, Inc., on August 6, 2007, announcing its financial results for the second quarter of 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.
By:	/s/ Craig G. Taylor
Craig G. Taylor
Vice President and Secretary

Dated: August 6, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Washington Group International, Inc. news release, dated August 6, 2007, with financial data.